First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

ARM Loans

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	3	1,273,494.35	0.20	5.500	666	80.00
5.501 - 6.000	41	10,743,310.53	1.70	5.899	673	79.43
6.001 - 6.500	239	60,122,560.28	9.51	6.350	661	78.00
6.501 - 7.000	546	132,739,379.67	20.99	6.840	652	79.70
7.001 - 7.500	604	143,938,532.22	22.76	7.300	641	79.92
7.501 - 8.000	631	134,260,738.15	21.23	7.793	616	80.90
8.001 - 8.500	369	68,607,865.23	10.85	8.293	596	81.52
8.501 - 9.000	310	51,638,619.15	8.16	8.781	577	81.95
9.001 - 9.500	134	19,001,588.38	3.00	9.287	574	84.58
9.501 - 10.000	61	8,397,768.04	1.33	9.762	560	83.95
10.001 - 10.500	14	1,428,437.65	0.23	10.209	586	88.73
10.501 - 11.000	6	337,638.73	0.05	10.668	551	84.24

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	20	926,247.16	0.15	8.907	605	74.74
50,000.01 - 100,000.00	418	33,667,674.46	5.32	8.195	594	80.13
100,000.01 - 150,000.00	624	78,397,379.75	12.40	7.827	606	79.62
150,000.01 - 200,000.00	529	92,457,417.48	14.62	7.656	620	80.00
200,000.01 - 250,000.00	436	97,997,725.03	15.49	7.470	632	80.54
250,000.01 - 300,000.00	342	93,663,569.02	14.81	7.420	636	80.92
300,000.01 - 350,000.00	193	62,426,413.05	9.87	7.335	633	80.28
350,000.01 - 400,000.00	158	59,048,588.86	9.34	7.419	633	80.92
400,000.01 - 450,000.00	98	41,925,764.52	6.63	7.359	638	80.44
450,000.01 - 500,000.00	82	39,282,428.58	6.21	7.239	643	80.46
500,000.01 - 550,000.00	26	13,556,552.16	2.14	7.335	631	83.90
550,000.01 - 600,000.00	22	12,628,718.33	2.00	7.058	653	82.62
600,000.01 - 650,000.00	7	4,392,453.98	0.69	7.207	651	76.80
650,000.01 - 700,000.00	1	679,000.00	0.11	6.750	657	84.98
700,000.01 - 750,000.00	2	1,440,000.00	0.23	6.873	635	72.73

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	883	181,678,905.62	28.72	7.683	613	80.25
ARM 3/27	1,033	172,477,467.70	27.27	7.874	604	80.09
ARM 2/28 60 Month IO	590	166,081,047.08	26.26	7.131	658	80.47
ARM 3/27 60 Month IO	234	58,875,885.84	9.31	7.150	652	81.80
ARM 2/28 Balloon 40/30	105	26,165,349.09	4.14	7.520	619	79.90
ARM 3/27 Balloon 40/30	86	20,328,693.14	3.21	7.511	629	81.32
ARM 5/25 60 Month IO	19	5,140,493.34	0.81	6.807	664	83.09
ARM 5/25	8	1,742,090.57	0.28	7.253	661	77.93

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

ARM Loans

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	2,767	585,995,890.15	92.65	7.520	628	80.44
Adjustable Balloon	191	46,494,042.23	7.35	7.516	623	80.52

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	2,115	402,392,506.12	63.62	7.744	611	80.20
60	843	230,097,426.26	36.38	7.128	657	80.87

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
349 - 360	2,958	632,489,932.38	100.00	7.520	627	80.45

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,497	309,990,284.00	49.01	7.678	628	80.92
1	836	187,934,979.87	29.71	7.380	626	79.25
2	349	82,111,153.87	12.98	7.328	630	80.80
3	132	25,652,891.57	4.06	7.372	624	80.68
4	89	15,250,605.67	2.41	7.429	610	81.24
5	39	8,469,908.57	1.34	7.263	621	83.05
6	4	976,298.95	0.15	8.153	583	79.38
7	10	1,887,379.26	0.30	7.300	642	86.57
8	2	216,430.62	0.03	7.873	605	79.99

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	2,958	632,489,932.38	100.00	7.520	627	80.45

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

ARM Loans

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	1	79,999.00	0.01	6.850	625	18.82
20.01 - 25.00	3	274,773.27	0.04	8.871	518	23.02
25.01 - 30.00	2	423,000.00	0.07	8.050	563	28.13
30.01 - 35.00	7	630,820.00	0.10	8.098	592	33.00
35.01 - 40.00	8	947,935.43	0.15	7.895	575	37.45
40.01 - 45.00	12	2,064,653.92	0.33	7.706	596	43.30
45.01 - 50.00	21	3,465,877.38	0.55	7.498	569	47.84
50.01 - 55.00	19	3,906,982.60	0.62	7.407	572	52.16
55.01 - 60.00	50	9,108,849.35	1.44	7.331	588	58.28
60.01 - 65.00	61	10,899,956.89	1.72	7.602	574	63.45
65.01 - 70.00	127	26,059,284.03	4.12	7.468	577	68.61
70.01 - 75.00	225	47,949,933.56	7.58	7.555	593	73.88
75.01 - 80.00	1,574	350,150,451.20	55.36	7.342	642	79.79
80.01 - 85.00	225	48,485,777.75	7.67	7.797	613	84.49
85.01 - 90.00	406	84,946,919.77	13.43	7.835	622	89.62
90.01 - 95.00	128	28,325,742.27	4.48	7.806	645	94.35
95.01 - 100.00	89	14,768,975.96	2.34	8.407	638	99.83

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	152	23,767,109.45	3.76	8.487	509	72.37
520 - 539	183	30,486,877.55	4.82	8.375	530	74.82
540 - 559	225	40,673,313.91	6.43	8.223	549	77.36
560 - 579	207	36,728,853.09	5.81	7.975	570	78.93
580 - 599	263	53,817,043.60	8.51	7.753	590	83.48
600 - 619	353	73,636,122.98	11.64	7.569	609	81.56
620 - 639	456	105,089,906.60	16.62	7.447	630	80.32
640 - 659	403	95,275,588.17	15.06	7.255	649	81.19
660 - 679	280	65,894,481.52	10.42	7.150	669	81.39
680 - 699	176	42,388,808.45	6.70	7.007	689	81.91
700 - 719	113	27,645,059.94	4.37	7.046	709	82.57
720 - 739	78	18,950,037.02	3.00	6.961	730	82.57
740 - 759	36	8,952,968.87	1.42	7.100	750	81.68
760 - 779	17	4,665,766.53	0.74	7.059	770	80.51
780 - 799	12	3,135,650.00	0.50	7.080	787	79.81
800 - 819	4	1,382,344.70	0.22	7.065	805	86.44

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	1,704	354,631,818.99	56.07	7.606	608	79.65
Purchase	1,195	266,778,782.70	42.18	7.395	655	81.47
Rate/Term Refinance	59	11,079,330.69	1.75	7.750	606	81.23

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

ARM Loans

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	2,485	525,491,143.40	83.08	7.508	623	80.52
Condo	176	33,614,812.34	5.31	7.617	643	79.69
Townhouse	119	24,961,038.71	3.95	7.450	643	81.39
Duplex	97	24,505,598.28	3.87	7.528	642	79.96
3-4 Unit	77	23,327,407.32	3.69	7.711	668	79.70
Manufactured	2	352,432.33	0.06	7.070	551	63.38
Row Home	2	237,500.00	0.04	7.489	611	79.99

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	1,559	375,797,349.92	59.42	7.536	641	80.01
Full	1,398	256,584,582.90	40.57	7.496	607	81.09
NIV	1	107,999.56	0.02	6.990	644	74.48

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	2,848	613,174,978.26	96.95	7.513	626	80.47
Non-Owner Occupied	110	19,314,954.12	3.05	7.737	658	79.79

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	1,576	373,592,287.81	59.07	7.224	666	81.25
B	930	183,708,091.27	29.05	7.773	590	81.23
C	452	75,189,553.30	11.89	8.373	527	74.51

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

ARM Loans

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	600	190,413,298.86	30.11	7.233	637	78.68
Florida	524	103,994,579.47	16.44	7.544	631	79.93
Illinois	407	85,720,360.73	13.55	7.521	633	81.63
Maryland	152	33,988,822.89	5.37	7.423	623	79.71
Massachusetts	82	20,968,000.11	3.32	7.569	643	81.96
Arizona	101	18,808,496.35	2.97	7.516	624	80.73
Virginia	72	17,912,994.17	2.83	7.697	622	80.93
Michigan	125	17,146,222.35	2.71	8.210	610	83.92
New Jersey	47	11,974,584.52	1.89	7.706	611	79.25
Nevada	51	11,020,473.17	1.74	7.327	634	80.62
Texas	93	10,602,468.79	1.68	7.851	589	80.67
Washington	49	10,136,016.13	1.60	7.538	602	81.51
Pennsylvania	78	10,108,693.64	1.60	8.145	582	81.95
New York	32	9,966,077.45	1.58	7.395	615	80.50
Wisconsin	70	9,855,616.17	1.56	8.164	612	82.17
North Carolina	76	9,834,387.29	1.55	7.919	610	84.47
Rhode Island	39	8,867,623.59	1.40	7.641	646	79.90
Georgia	62	8,436,879.61	1.33	7.960	600	82.19
Oregon	31	6,187,776.46	0.98	7.246	627	80.49
Tennessee	51	6,055,324.15	0.96	8.236	611	84.55
Indiana	48	4,807,237.91	0.76	8.314	604	86.68
Connecticut	21	4,434,740.98	0.70	7.800	639	80.67
Minnesota	20	3,877,935.75	0.61	7.873	608	84.32
Ohio	31	3,665,507.33	0.58	7.955	604	84.37
Colorado	19	3,036,226.91	0.48	7.450	619	82.25
Missouri	15	1,675,501.40	0.26	8.378	583	81.97
Hawaii	3	1,394,200.00	0.22	6.424	694	88.38
Idaho	11	1,323,963.21	0.21	8.209	592	84.92
Kentucky	9	1,220,796.97	0.19	8.453	584	85.88
Kansas	4	722,500.00	0.11	8.731	626	87.00
Utah	6	717,800.00	0.11	7.716	621	78.88
Nebraska	7	654,400.00	0.10	8.879	599	85.86
Iowa	5	643,224.15	0.10	8.896	590	88.52
Delaware	3	560,620.00	0.09	7.480	647	80.00
New Hampshire	3	493,477.55	0.08	7.547	621	73.06
New Mexico	3	420,700.00	0.07	6.972	598	75.01
Louisiana	2	299,400.00	0.05	8.152	586	82.72
Oklahoma	2	177,344.40	0.03	7.509	596	84.47
Arkansas	1	134,300.00	0.02	7.990	560	67.15
South Dakota	1	88,000.00	0.01	6.880	709	80.00
South Carolina	1	78,759.92	0.01	9.340	628	80.00
Wyoming	1	64,600.00	0.01	9.500	571	95.00

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	899	179,009,343.22	28.30	7.684	625	81.22
12	197	51,646,280.47	8.17	7.518	638	80.46
24	1,121	264,041,332.56	41.75	7.355	633	80.01
36	741	137,792,976.13	21.79	7.622	616	80.28

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

ARM Loans

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.001 - 3.500	11	1,969,581.39	0.31	8.012	581	79.29
3.501 - 4.000	60	10,978,074.50	1.74	7.151	621	80.11
4.001 - 4.500	12	2,717,959.25	0.43	6.417	646	82.79
4.501 - 5.000	21	6,593,445.16	1.04	6.360	651	77.76
5.001 - 5.500	69	20,428,392.32	3.23	6.445	661	78.77
5.501 - 6.000	237	58,374,033.49	9.23	6.836	650	79.33
6.001 - 6.500	521	131,053,941.13	20.72	7.004	646	79.81
6.501 - 7.000	640	149,405,782.82	23.62	7.319	641	80.21
7.001 - 7.500	497	105,621,128.87	16.70	7.734	619	80.22
7.501 - 8.000	409	70,803,300.84	11.19	8.213	599	81.01
8.001 - 8.500	284	45,717,527.95	7.23	8.687	587	83.67
8.501 - 9.000	160	23,783,443.43	3.76	9.111	566	82.65
9.001 - 9.500	30	4,506,818.89	0.71	9.493	564	84.69
9.501 - 10.000	5	435,172.08	0.07	10.027	573	82.62
10.001 - 10.500	2	101,330.26	0.02	10.516	554	82.47

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
8.501 - 9.000	1	177,650.00	0.03	8.850	542	85.00
11.001 - 11.500	2	531,477.84	0.08	5.737	667	80.00
11.501 - 12.000	8	2,511,919.10	0.40	5.864	659	81.96
12.001 - 12.500	20	6,323,498.05	1.00	6.276	664	78.97
12.501 - 13.000	84	22,543,647.93	3.56	6.507	664	79.45
13.001 - 13.500	258	66,176,203.86	10.46	6.528	656	78.40
13.501 - 14.000	535	128,696,375.14	20.35	6.911	649	79.84
14.001 - 14.500	580	135,531,226.06	21.43	7.327	640	79.95
14.501 - 15.000	604	126,362,345.11	19.98	7.804	616	80.80
15.001 - 15.500	357	65,319,721.90	10.33	8.297	598	81.41
15.501 - 16.000	302	50,063,774.11	7.92	8.789	578	82.07
16.001 - 16.500	130	18,592,619.97	2.94	9.284	572	84.55
16.501 - 17.000	57	7,893,396.93	1.25	9.762	561	84.17
17.001 - 17.500	14	1,428,437.65	0.23	10.209	586	88.73
17.501 - 18.000	6	337,638.73	0.05	10.668	551	84.24

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	3	1,273,494.35	0.20	5.500	666	80.00
5.501 - 6.000	41	10,743,310.53	1.70	5.899	673	79.43
6.001 - 6.500	239	60,122,560.28	9.51	6.350	661	78.00
6.501 - 7.000	546	132,739,379.67	20.99	6.840	652	79.70
7.001 - 7.500	604	143,938,532.22	22.76	7.300	641	79.92
7.501 - 8.000	631	134,260,738.15	21.23	7.793	616	80.90
8.001 - 8.500	369	68,607,865.23	10.85	8.293	596	81.52
8.501 - 9.000	310	51,638,619.15	8.16	8.781	577	81.95
9.001 - 9.500	134	19,001,588.38	3.00	9.287	574	84.58
9.501 - 10.000	61	8,397,768.04	1.33	9.762	560	83.95
10.001 - 10.500	14	1,428,437.65	0.23	10.209	586	88.73
10.501 - 11.000	6	337,638.73	0.05	10.668	551	84.24

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

ARM Loans

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	1	94,879.22	0.02	8.590	537	84.12
1.500	4	596,776.88	0.09	9.002	605	87.99
2.000	2	265,449.26	0.04	9.543	576	86.44
3.000	2,950	631,101,893.89	99.78	7.517	627	80.44
5.000	1	430,933.13	0.07	7.550	649	75.00

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	199	53,485,794.34	8.46	7.293	631	80.58
1.500	2,758	578,698,333.17	91.50	7.540	627	80.43
6.000	1	305,804.87	0.05	8.250	544	90.00

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	130	28,991,228.42	4.58	7.153	634	81.28
22 - 26	1,448	344,934,073.37	54.54	7.449	633	80.25
27 - 31	30	5,985,138.43	0.95	7.490	626	81.97
32 - 36	1,323	245,696,908.25	38.85	7.680	617	80.55
52 - 56	1	188,000.00	0.03	6.250	582	70.94
57 - 61	26	6,694,583.91	1.06	6.938	666	82.09

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey